UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 7, 2026, Post Holdings, Inc. (the “Company”) issued a press release announcing results for its second fiscal quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2026, the Board of Directors (the “Board”) of the Company approved the transition of Robert V. Vitale from the role of President and Chief Executive Officer of the Company to the role of Executive Chairman.
On May 5, 2026, the Board also appointed Nicolas Catoggio, age 52, current Chief Operating Officer of the Company, to serve as President and Chief Executive Officer of the Company. Mr. Catoggio has served as the Company’s Chief Operating Officer since January 2026, and served as President and Chief Executive Officer of the Company’s Post Consumer Brands business unit from September 2021 until April 2026. Mr. Catoggio has over twenty years of experience in the consumer goods industry. Prior to joining the Company, he served in various roles at Boston Consulting Group (“BCG”), a privately owned global management consulting firm, advising clients in the consumer goods industry, most recently as managing director and senior partner from June 2021 to September 2021, and previously as managing director and partner from 2007 to May 2021. Before joining BCG, Mr. Catoggio served in various roles for eight years at Unilever PLC, a publicly-traded global consumer goods company, mainly in new business development, corporate strategy and finance.
Mr. Vitale’s appointment as Executive Chairman and Mr. Catoggio’s appointment as President and Chief Executive Officer will both be effective October 1, 2026. Mr. Catoggio, along with Mr. Vitale, will be the principal executive officers of the Company.
There are no family relationships between Mr. Catoggio and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There was no arrangement or understanding between Mr. Catoggio and any other person pursuant to which Mr. Catoggio was appointed as President and Chief Executive Officer, and there have not been any related party transactions involving Mr. Catoggio requiring disclosure pursuant to Item 404(a) of Regulation S-K.
As of the date of filing of this Current Report on Form 8-K, the Company has not entered into any material plan, contract or arrangement or made any material amendment thereto or made any grant or award, in each case in connection with Mr. Vitale’s appointment as Executive Chairman or Mr. Catoggio’s appointment as President and Chief Executive Officer. Mr. Vitale’s and Mr. Catoggio’s previously reported compensatory arrangements, grants and awards remain in effect. To the extent any such arrangements are materially amended, or any new material plan, contract or arrangement or amendment is entered into in connection with such appointments, including any new grant or award, the Company will file an amendment to this Current Report on Form 8-K within four business days after the Company enters into any such plan, contract, arrangement, amendment, grant or award to include the information required by Item 5.02(c)(3) of Form 8-K.
Item 7.01.    Regulation FD Disclosure.
On May 7, 2026, the Company issued a press release announcing the leadership changes disclosed under Item 5.02 above, a copy of which is filed as Exhibit 99.2 and incorporated by reference herein.
The information contained in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
On May 5, 2026, the Board approved, effective May 9, 2026 (the “Effective Date”), a $600.0 million share repurchase authorization (the “New Authorization”) and cancelled, effective May 8, 2026, its existing $500.0 million share repurchase authorization, which was approved by the Board on February 3, 2026 and became effective on February 7, 2026 (the “Existing Authorization”). The Company had repurchased approximately $263.4 million of shares of the Company’s common stock under the Existing Authorization as of May 5, 2026. The New Authorization extends for a two-year period beginning on the

Effective Date, and the Company may begin repurchasing shares under the New Authorization on May 9, 2026. Repurchases may be made from time to time in the open market, in private purchases, through forward, derivative, accelerated repurchase or automatic purchase transactions, or otherwise. Any shares repurchased would be held as treasury stock. The New Authorization does not, however, obligate the Company to acquire any particular number of shares, and repurchases may be suspended or terminated at any time at the Company’s discretion.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated May 7, 2026
99.2	Press Release dated May 7, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026	Post Holdings, Inc.
(Registrant)

	By:	/s/ Matthew J. Mainer
	Name:	Matthew J. Mainer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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